Consolidated Statements of Condition (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Held to maturity, Market value (in dollars)	$ 2,400	$ 1,200
Available for sale, Amortized cost (in dollars)	$ 3,376,070	$ 3,481,165
Common shares, par value (in dollars per share)	$ 1.00	$ 1.00
Common shares, Authorized shares	275,000,000	275,000,000
Common shares, issued shares	96,214,967	96,104,029
Treasury, shares	31,015,061	30,494,143